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                        CERTAIN CONFIDENTIAL MATERIAL CONTAINED IN THIS DOCUMENT
                   HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                               EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE
                                     SECURITIES EXCHANGE ACT OF 1934, AS AMENDED




AMENDMENT NO. 3 TO JOINT DEVELOPMENT, MARKETING AND LICENSE AGREEMENT

This AMENDMENT NO. 3 TO JOINT DEVELOPMENT, MARKETING AND LICENSE AGREEMENT (the "Amendment"), is made as of May 31, 1996 by and between Protein Design Labs, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 2375 Garcia Avenue, Mountain View, CA 94043 USA (hereinafter "PDL"), and Boehringer Mannheim GmbH, a German company having offices at Sandhofer Strasse 116 D-688298, Mannheim, Germany (hereinafter "BM") and amends that certain Joint Development, Marketing and License Agreement dated October 28, 1993, as amended December 5, 1994 and November 7, 1995 (the "Agreement"). Except as expressly provided herein, capitalized terms shall have the meaning set forth in the Agreement.


                                    RECITALS

A.       WHEREAS, PDL and BM are parties to the Agreement; and

B.       WHEREAS, BM's rights to the [                   ] Antibodies licensed
under the Agreement have lapsed; and

C. WHEREAS, PDL and BM desire to amend certain provisions of the Agreement to provide for, among other matters, the reinstatement of certain
rights and obligations of BM related solely to the [                   ]
antibody.

                                    AGREEMENT


         NOW THEREFORE, the parties agree as follows:

Except as expressly set forth herein, capitalized terms and references to Sections, Exhibits and Articles shall be deemed references to the Agreement.

1.       AMENDMENTS OF AGREEMENT.

         1.1  AMENDMENT OF DEFINITION OF [                   ] ANTIBODY.
Effective upon the execution of this Amendment, all BM rights to any human or
humanized antibody that binds to the [                   ] [

                                                                             ]

         1.2  REINSTATEMENT OF RIGHTS AND OBLIGATIONS TO [                   ]
            ANTIBODY.  Effective upon execution of this Amendment, the [     ]
            Antibody will be reinstated





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                        CERTAIN CONFIDENTIAL MATERIAL CONTAINED IN THIS DOCUMENT
                   HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                               EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE
                                     SECURITIES EXCHANGE ACT OF 1934, AS AMENDED




as a Pharmaceutical Product under the Agreement, provided that the Milestones
set forth in Exhibit C related to "Each Human or Humanized Antibody to [   ]"
shall be amended to refer solely to "Each Humanized Antibody to [  ]."

         1.3 EXTENSION OF NON-AFFILIATE ASIAN RELATIONSHIPS TO INCLUDE [ ] ANTIBODY. Section 9.9 of the Agreement is amended and restated in its entirety as follows:

         "9.9 NON-AFFILIATE ASIAN RELATIONSHIPS. Notwithstanding any other provision of this Agreement, for any Licensed Product directed against
HBV or the [                   ] receptor, if BM decides to sublicense
rights to a non-Affiliate to develop, manufacture, market or sell such Licensed Product in any country in Asia or if BM decides to co-promote such a Licensed Product with any non-Affiliate or use a non-Affiliate as a distributor of such a Licensed Product, in any country in Asia, then PDL shall have the right, but not the obligation, to be present, at PDL's own expense, during face-to-face discussions and negotiations with such non-Affiliate (but shall not actively participate in such negotiations except to the extent requested by BM) and shall receive the royalty it would receive under this Agreement on Net Sales of
such Licensed Product in such countries in Asia plus [                   ] of
any non-royalty consideration received by BM and its Affiliates from such arrangement with the non-Affiliate."

2.       ADDITIONAL PDL DISCLOSURE RIGHTS FOR BM TECHNICAL INFORMATION FOR THE
[                   ] ANTIBODY.  In addition to the disclosure rights of PDL
pertaining to all data and BM Technical Information related to the
[                   ] Antibody in PDL's Territory (as provided in Section 2
of Amendment No. 2 to the Agreement), BM hereby consents to the further disclosure by PDL of all data and other BM Technical Information related to the
[                   ] Antibody to prospective potential Asian partners for a
possible collaboration with BM involving the [                   ] Antibody;
provided that such disclosure is made pursuant to a confidentiality agreement.

3.       STUDIES OF [                   ] ANTIBODY.  In the event that the
currently planned [      ] study testing the [                   ] Antibody in
a [                   ] is not negative, BM hereby agrees that it will promptly
(and in any event within three months of the [                   ] results), at
its sole expense, initiate and complete a [                   ] study of the
[    ] Antibody in a [    ]; provided that BM and PDL do not conclude that
[    ] should preclude further development of the [                   ]
Antibody.

4. NO OTHER CHANGES. On and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby. Except as specifically amended above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Amendment through their duly authorized representatives as of the date first set forth above.





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                        CERTAIN CONFIDENTIAL MATERIAL CONTAINED IN THIS DOCUMENT
                   HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                               EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE
                                     SECURITIES EXCHANGE ACT OF 1934, AS AMENDED




PDL:                                          BM:

Protein Design Labs, Inc.                     Boehringer Mannheim GmbH


By /s/ Douglas O. Ebersole                    By /s/ Dr. Claus-Jorg Rutsch
       Vice President, Licensing              Vice President Intl. Legal Affairs
       and General Counsel                    Therapeutics

                                              By /s/ Dr. Lothar Wieczorek
                                              Vice President Project Development





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